EXHIBIT 99.3

                          FCG MANAGEMENT SERVICES, LLC
                            INVESTOR RIGHTS AGREEMENT

         THIS INVESTOR RIGHTS AGREEMENT (the "AGREEMENT") is entered into as of the 8th day of November, 1999, by and among FCG MANAGEMENT SERVICES, LLC, a Delaware limited liability company (the "COMPANY"), FCG MANAGEMENT HOLDINGS, INC., a Delaware corporation ("FCG HOLDINGS"), and NEW YORK and PRESBYTERIAN HOSPITAL (doing business as NewYork-Presbyterian Hospital), a New York not-for-profit corporation (hereinafter referred to as "NYPH").


                                    RECITALS

         WHEREAS, the Company proposes to sell and issue Class B Units pursuant to the Unit Purchase Agreement by and between the Company and NYPH dated as of the date hereof (the "Unit Purchase Agreement"); and

         WHEREAS, as a condition of entering into the Unit Purchase Agreement, NYPH has requested that the Company extend to it registration rights and other rights as set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Unit Purchase Agreement, the parties mutually agree as follows:


SECTION 1.        GENERAL

     1.1          DEFINITIONS.   As used in this Agreement, the following terms
shall have the following respective meanings:

                  "AFFILIATE" of any Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Company shall not be considered an Affiliate of NYPH and NYPH shall not be considered an Affiliate of the Company. For the purposes of this definition, "CONTROL," when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "AGREEMENT" shall have the meaning set forth in the preamble to this Agreement.

                  "APPRAISER" shall mean any Person who shall be experienced in the valuation of businesses (e.g. a business appraiser, investment banker, or venture capitalist) and (a) is mutually selected by NYPH and the Company or (b) if NYPH and Company cannot agree on the selection of an appraiser, is selected as follows: NYPH and Company shall each select a qualified appraiser and the two appraisers shall select a third appraiser who shall perform the appraisal.


                                       1.

                  "CAPITAL ACCOUNT" shall have the meaning set forth in Article I of the Operating Agreement.

                  "CLASS A HOLDER(S)" shall mean the holder or holders of Class A Units.

                  "CLASS B HOLDER(S)" shall mean the holder or holder of Class B Units.

                  "CLASS A UNITS" shall mean the Class A Units of the Company.

                  "CLASS B UNITS" shall mean the Class B Units of the Company.

                  "COMPANY" shall have the meaning set forth in the preamble to this Agreement.

                  "CONVERSION" shall mean the conversion of Company from a limited liability company to a corporation pursuant to the Operating Agreement.

                  "CONVERTIBLE SECURITIES" shall mean (i) any security convertible, with or without consideration, into any Units or Underlying Units (including any option to purchase such a Convertible Security) or (ii) any warrant or right to subscribe to or purchase any Units or Underlying Units.

                  "DEMAND EVENT" shall mean the exercise of certain registration rights by any Holder or its assignee of record as provided in Section 2.1 of this Agreement.

                  "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" shall mean as of any date of determination with respect to any Unit, the fair market value as mutually determined by the NYPH and the Company or if the NYPH and the Company are unable to agree, the fair market value of such Unit as determined by an Appraiser. The determination of Fair Market Value shall be binding on all parties and the costs of obtaining the Fair Market Value, including the costs of any Appraiser, shall be shared equally by the NYPH and the Company. The determination of Fair Market Value shall not take into account any discount relating to minority interests or the lack of liquidity of the Units.

                  "FORM S-3" shall mean such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                  "GAAP" shall mean generally accepted accounting principles as in effect at the time of application to the provision hereof.

                  "HOLDER" shall mean any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

                  "INITIATING HOLDER" shall have the meaning set forth in
Section 2.1.


                                       2.

                  "INITIAL OFFERING" shall mean the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

                  "NET BOOK VALUE" shall mean as of any date of determination, the net book value of the Company at such date as determined in accordance with GAAP.

                  "NYPH" shall mean New York and Presbyterian Hospital (doing business as NewYork-Presbyterian Hospital), a not-for-profit corporation.

                  "OPERATING AGREEMENT" shall mean the Amended and Restated Operating Agreement of Company, dated as of the date hereof, as the same may be amended and in effect from time to time.

                  "OUTSOURCING AGREEMENT" shall mean that certain Information Technology Outsourcing Service Agreement by and between the Company and NYPH dated as of November 1, 1999, including any and all amendments thereto.

                  "PARTIES" shall mean the parties to this Agreement and "PARTY" shall mean any one of them.

                  "PERSON" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association or organization, joint venture, government or department or agency thereof, or other entity of whatever nature.

                  "PURCHASE NOTICE" shall have the meaning set forth in Section 3.1.

                  "PURCHASE PRICE" shall have the meaning set forth in Section 3.1.

                  "PURCHASE RIGHT" shall have the meaning set forth in Section 3.1.

                  "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

                  "REGISTRABLE SECURITIES" shall mean (a) Underlying Shares, including any Underlying Shares issued or issuable upon conversion of any Convertible Securities; and (b) any Underlying Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a Person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

                  "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's common stock or other Underlying Shares that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to Convertible Securities which are then exercisable or convertible.


                                       3.

                  "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, arising from, or incident to, the performance of or compliance with Section 2, including, hereof, without limitation, (i) all registration, qualification and filing fees, (ii) all word processing, duplicating and printing expenses, (iii) any escrow fees, (iv) all fees and disbursements of counsel for the Company, and of the Company's independent public accountants and any other accounting and legal fees and expenses incurred by the Company, (v) all fees and expenses incurred in complying with securities or blue sky laws (including fees and disbursements of counsel to the underwriters or the Holders in connection with blue sky qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), (vi) the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), (vii) the reasonable fees and disbursements of one counsel for the Holders, (viii) all transfer taxes, and (ix) all fees and disbursements of underwriters; PROVIDED HOWEVER, that all Selling Expenses are excluded from the definition of the Registration Expenses.

                  "SEC" or "COMMISSION" shall mean the Securities and Exchange Commission.

                  "SECURITIES" shall mean any (i) Units, (ii) Underlying Shares and (iii) Convertible Securities.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

                 "SPECIAL EVENT" shall mean a Termination Event or a Demand
Event.

                  "SPECIAL PERIOD" shall mean the period commencing on the date of a Special Event and ending (i) on the earlier of 90 days following the Demand Notice or effectiveness of a registration statement (as described in Section 2 hereof), with respect to a Demand Event and (ii) 90 days following the date of termination of the Outsourcing Agreement, with respect to a Termination Event.

                  "TERMINATION EVENT" shall mean the termination of the Outsourcing Agreement prior to the Initial Agreement Expiration Date (as defined in Section 2.01 therein) at the election of NYPH under Sections 25.01 (for convenience) or 25.02 (on change of control) or at the election of the Company under Section 25.03 (for cause).

                  "UNDERLYING SHARES" shall mean the shares of common stock or other securities issued or issuable to any Party at any time, in exchange for Units in connection with a Conversion or after a Conversion.

                  "UNIT PURCHASE AGREEMENT" shall have the meaning set forth in the Recitals to this Agreement.

                  "UNITS" shall mean collectively, (i) Class A Units, (ii) Class B Units and (iii) any other class of units of Company hereafter issued and outstanding.


                                       4.

SECTION 2.        REGISTRATION

2.1      DEMAND REGISTRATION.

         (A) Subject to the conditions of this Section 2.1, if the Company shall receive a written request from (i) any Class A Holder or (ii) from the Holder or Holders of at least a majority of the Registrable Securities then outstanding, excluding Class A Units (in each case, the "INITIATING HOLDERS") that the Company file a registration statement under the Securities Act covering either (i) twenty-five percent of the Class A Units or (ii) twenty-five percent of the Registrable Securities then outstanding, excluding Class A Units (a "QUALIFIED PUBLIC OFFERING"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.1, use commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act of such Registrable Securities.

         (B) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.1(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.1, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a PRO RATA basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

         (C) The Company shall not be required to effect a registration pursuant to this Section 2.1:

              (I) prior to the earlier of (A) the seventh anniversary of the date of this Agreement or (B) one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

              (II) after the Company has effected a registration pursuant to this Section 2.1, and such registration has been declared or ordered effective;

              (III) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement


                                       5.

pertaining to a public offering; PROVIDED that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

              (IV) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.1(a), the Company gives notice to the Holders of the Company's intention to make a public offering within ninety
(90) days;

              (V) if the Company has previously included the Registrable Securities in an effective registration statement pursuant Section 2.2 below; or

              (IV) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.1, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for each registration statement to be effected at such time, in which event the Holders shall have the right to renew their request for registration one hundred eighty (180) days after delivery of such certificate with the Company retaining its right to again defer such registration by delivering a subsequent notice pursuant to this subclause; PROVIDED HOWEVER, that the Company may only exercise such right once in any twelve (12) month period.

              (V) A registration shall not constitute a registration for purposes of Section 2.1 (i) until it has become effective and remains continuously effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Holders whose securities are covered by such registration statement and has not thereafter been removed, (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, or (iv) if, pursuant to Section 2.1(b), the amount of securities of the Holders included in such registration is less than twenty-five percent (25%) of the Registrable Securities covered by the written request by the Initiating Holders.

         2.2 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of Underlying Shares (including, but not limited to, registration statements relating to secondary offerings of Underlying Shares, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities
Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration


                                       6.

statements as may be filed by the Company during the term of this Agreement with respect to offerings of its securities, all upon the terms and conditions set forth herein.

         (A) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.2 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a PRO RATA basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a PRO RATA basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "HOLDER", and any PRO RATA reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

         (B) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with
Section 2.4 hereof.

         2.3 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:


                                       7.

         (A) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

         (B) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3:

              (I) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

              (II) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than seven hundred fifty thousand dollars ($750,000), or

              (III) if within thirty (30) days of receipt of a written request from any Holder or Holders pursuant to this Section 2.3, the Company gives notice to such Holder or Holders of the Company's intention to make a public offering within ninety (90) days, or

              (IV) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.3; PROVIDED, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

              (V) if the Company has already effected three (3) registrations on Form S-3 for the Holders pursuant to this Section 2.3, or

              (VI) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

         (C) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.3 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.1 or 2.2, respectively.

    2.4 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance


                                       8.

pursuant to Section 2.1 or any registration under Sections 2.2 and 2.3 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered PRO RATA on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3, the request of which has been subsequently withdrawn by the Initiating Holders or Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Sections 2.1 and 2.3, as applicable, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (b) above, then the Holders shall not forfeit their rights pursuant to Sections 2.1 and 2.3 to a demand or S-3 registration, respectively.

    2.5 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

         (A) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

         (B) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

         (C) As soon as reasonably possible, furnish to the Holders participating in such registration and to any underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public offering of such securities. If any registration statement refers to any Holder participating in such registration by name or otherwise as the holder of any securities of the Company but such reference is not required by the Securities Act, then the Holder shall have the right to require the deletion of such reference.

         (D) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED that the Company shall not be required


                                       9.

in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement. Promptly notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as promptly as practicable thereafter, prepare and file with the Commission an amendment or supplement to the registration statement or the prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall further advise each Holder participating in such registration in writing, promptly after the occurrence of any of the following, (i) of the filing of the registration statement or any prospectus, or any amendment thereof or supplement thereto, with the Commission, (ii) the effectiveness of the registration statement and any post-effective amendment thereto, (iii) the receipt by the Company of any communication from the Commission with respect to the registration statement or the prospectus, or any amendment thereof or supplement thereto, including, without limitation, any stop order suspending the effectiveness of the registration statement thereof, any comments with respect thereto and any requests for amendments or supplements, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (F) Use commercially reasonable efforts to furnish or cause to be furnished, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters,
(i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

         (G) From and after the date of any registration, use its commercially reasonable efforts to cause the Registrable Securities being registered to be listed on a national securities exchange or to be included in the NASDAQ/National Market System or the NASDAQ/Small Cap Market, if the listing or inclusion of underlying shares is permitted under the rules of such national securities exchange or the NASD, as the case may be.

         (I) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related


                                      10.

prospectus or suspending the qualification of any underlying shares included in such registration statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

    2.6 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect five
(5) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, and (b) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

    2.7   DELAY OF REGISTRATION; FURNISHING INFORMATION.

         (A) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1, 2.2 and 2.3 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

         (B) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.1 and 2.3 if, due to the operation of subsection 2.1(b) and 2.3(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.1 and 2.3.

    2.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.1, 2.2 and 2.3:

         (A) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors, employees, agents, affiliates and advisors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for


                                      11.

any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

         (B) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors, officers, employees, affiliates, agents, advisors or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this
Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this Section 2.8 exceed the net proceeds received by such Holder from the offering giving rise to such liability.

         (C)   Promptly after receipt by an indemnified party under this Section
2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8 deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such


                                      12.

counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

         (D) If the indemnification provided for in this Section 2.8 s held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the net proceeds received by such Holder from the offering to which such registration statement relates.

         (E) The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (F) Indemnification Payments. The indemnification and contribution required by Section 2.8 will be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; PROVIDED, HOWEVER, that if an Indemnified Party is adjudged to be not entitled to such payments in a final non-appealable judgment of a court of competent jurisdiction, it shall promptly return such payments to the Indemnifying Party.

    2.9 ASSIGNMENT OF REGISTRATION RIGHTS. Subject to the applicable provisions of the Operating Agreement, the rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which is (i) an Affiliate or (ii) a transferee or assignee of more than ten percent (10%) of the Registrable Securities; PROVIDED, HOWEVER, (i) the transferor shall, within ten
(10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.


                                      13.

    2.10 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Holders of at least fifty percent (50%) of the Class A Units and the Holders of at least fifty percent (50%) of the Registrable Securities, other than Class A Units, then outstanding. Any amendment or waiver effected in accordance with this Section 2.10 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

    2.11 LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company hereby represents and warrants that there are no agreements currently in effect other than this Agreement, granting any holder or prospective holder of any securities of the Company registration rights with respect to any securities of the Company. The Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights senior to those granted to the Holders hereunder unless approved in writing by the Holders of a majority of the Class B Units.

    2.12 "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. Each Holder hereby agrees that such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act.

         Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be reasonably required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this
Section 2.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.13 INSPECTION RIGHTS. The Company shall make available for inspection by each Holder participating in the registration, each underwriter of Registrable Securities owned by such Holder and their respective accountants, counsel and other representatives all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibilities in connection with each registration of Registrable Securities owned by such Holder, and shall cause the Company's


                                      14.

officers, directors and employees to supply all information reasonably requested by any such person in connection with such registration.

    2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

         (A) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

         (B) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

         (C) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

     2.15 CERTIFICATES. In connection with the offering of any Registrable Securities registered pursuant to this Agreement, the Company will promptly after the sale of such Registrable Securities (a) facilitate the timely preparation and delivery to the Holders and the underwriters, if any, participating in such offering of certificates, representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by such Holders or such underwriters and (b) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

SECTION 3.     SPECIAL EVENT

         Upon the occurrence of a Special Event and during the Special Period, the Company (or any assignee) may purchase, and upon the Company's decision to purchase such Holder shall sell, all, or less than all, of the Units held by Holder upon twenty (20) days prior written notice to the Holder (the "Purchase Notice") in accordance with the terms described in this Section 4 (the "Purchase Right"). The purchase price for each Unit purchased by the Company pursuant to this Purchase Right shall be an amount equal to the Fair Market Value per Unit (the "Purchase Price"). The closing of the purchase of the Units pursuant to this Section 3 shall take place on the date designated by the Company in the Purchase Notice, which date shall not be more than sixty (60) days nor less than twenty (20) days after the delivery of the Purchase Notice. The Company will pay for the Units to be purchased pursuant to the Purchase Right by delivery of a certified check or wire transfer of funds in the amount of the aggregate Purchase Price. The Company will be entitled to receive customary representations and warranties as to title from the Holder


                                      15.

regarding such sale and to require signatures to be guaranteed. Any assignee of the Company shall have the same rights and obligations as the Company under this
Section 3.

SECTION 4.     ACTIONS REQUIRING APPROVAL OF THE CLASS B DIRECTOR

    4.1 Notwithstanding any other provisions of this Agreement or the Operating Agreement to the contrary, the Company shall not, and the Class A Holders shall not cause the Company to, without the approval of a majority of the Board of Directors, including the Class B Director, take any of the following actions:

         (A)   effect a Conversion;

         (B) merge or consolidate with or into any other entity or sell all or substantially all of its assets;

         (C) liquidate, dissolve, or commence bankruptcy, liquidation or similar proceedings;

         (D) issue any Units or other securities of the Company or purchase or redeem any Units or other securities (excluding the issuance of additional Units to an Outsourcing Member (as such term is defined in the Operating Agreement));

         (E) amend the Operating Agreement in a manner which adversely affects the Class B Units disproportionately to the other Units or adversely affects any of the rights of the Class B Units or Class B Director granted under this Agreement;

         (F) admit any new Member (excluding a new Member who is an Outsourcing Member); or

         (G) conduct any business other than (i) the Business (as defined in the Operating Agreement), and (ii) services similar to or which are a logical extension of the Business.

    4.2 Notwithstanding anything to the contrary in the Outsourcing Agreement, NYPH shall not have the right to terminate the Outsourcing Agreement under
Section 25.02 thereof on a Change in Control (as defined in the Outsourcing Agreement) of the Company if the Class B Director nominated by NYPH or NYPH as a Member approves the event or transaction giving rise to the Change in Control of the Company.

SECTION 5.     PREEMPTIVE RIGHT.

    5.1 PREEMPTIVE RIGHTS. Holders of Class B Units shall have a preemptive right to (i) purchase their pro rata share of all Units that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the securities excluded by Section 5.5 hereof (the "Additional Units") and (ii) contribute their pro rata share of additional Capital Contributions requested by the Company from the Class A Holders from time to time (the "Additional Capital"). The pro rata share is equal to the ratio of (a) the number of Class B Units of the Company which such Holder is deemed to own immediately prior to the issuance of such


                                      16.

Additional Units or contribution of Additional Capital to (b) the total number of Units of the Company outstanding immediately prior to the issuance of Additional Units or contribution of Additional Capital.

    5.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Additional Units or requests contribution of Additional Capital, it shall give the Holders of Class B Units written notice of its intention, describing the price and the terms and conditions upon which the Company proposes to issue the same, in the case of Additional Units, or the requested amount of Additional Capital. The Holders of Class B Units shall have fifteen (15) days (or, in the case of a request for Additional Capital, such shorter period if fifteen (15) days is not reasonably practicable) from the giving of such notice to (a) in the case of Additional Units, agree to purchase its pro rata share of the Additional Units for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Additional Units to be purchased or (b) in the case of Additional Capital, agree to contribute its pro rata share of Additional Capital. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Additional Units to Holders of Class B Units if it would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

    5.3 TERMINATION AND WAIVER OF PREEMPTIVE RIGHTS. The preemptive rights established by this Section 5 shall not apply to, and shall terminate upon the effective date of the registration statement pertaining to the Initial Offering. The preemptive rights established by this Section 5 may be amended, or any provision waived with the written consent of Holders of a majority of Class B Units.

    5.4   TRANSFER OF PREEMPTIVE RIGHTS. The preemptive rights under this
Section 5 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.9.

    5.5 EXCLUDED SECURITIES. The preemptive rights established by this Section 5 shall have no application to any of the following issuances:

         (A) any securities (and/or options, warrants or other purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued after the date of this Agreement to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements;

         (B) any securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

         (C) securities issued in connection with any split, dividend or recapitalization by the Company;

         (D)   securities issued upon a Conversion;

         (E) any securities issued pursuant to loan arrangement or debt financing from a bank or similar financial or lending institution;


                                      17.

         (F) any securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

         (G) any securities issued in connection with strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements, (ii) technology transfer or development arrangements or (iii) outsourcing agreements.

SECTION 6.     MISCELLANEOUS

    6.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Delaware.

    6.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

    6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; PROVIDED, HOWEVER, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

    6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and any schedules hereto, the Unit Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

    6.5 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

    6.6 AMENDMENT AND WAIVER. Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company, the holders of at least two-thirds (66 2/3%) of the Class A Units and the holders of at least two-thirds (66 2/3%) of the Registrable Securities, other than Class A Units.


                                      18.

         (A) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities.

         (B) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Units as "Holders" and parties hereto.

    6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

    6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

    6.9 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

    6.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

    6.11 ADDITIONAL PARTIES. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional Units pursuant to the Unit Purchase Agreement, any purchaser of such Units may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement.

    6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                                      19.

         IN WITNESS WHEREOF, the parties hereto have executed this INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.



FCG MANAGEMENT SERVICES, LLC



By: /s/ Luther J. Nussbaum
   -----------------------

Printed Name: Luther J. Nussbaum
             -------------------

Title: Chief Executive Officer
      ------------------------



FCG MANAGEMENT HOLDINGS,  INC.



By: /s/ Luther J. Nussbaum
   -----------------------

Printed Name: Luther J. Nussbaum
             -------------------

Title: Chief Executive Officer
      ------------------------



NEW YORK AND PRESBYTERIAN HOSPITAL



By: /s/ Louis F. Reuter IV
   -----------------------

Printed Name: Louis F. Reuter IV
             -------------------

Title: Executive Vice President
      -------------------------


                                      20.